Exhibit 10.25

ARTARA THERAPEUTICS, INC.
AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN, AS AMENDED

STOCK OPTION AGREEMENT

THIS AGREEMENT dated as of                                    , 20    , between ArTara Therapeutics, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), and the individual identified in paragraph 1 below, currently residing at the address set out at the end of this Agreement (the “Optionee”).

1.                                      Grant of Option.  Pursuant and subject to the Company’s Amended and Restated 2014 Equity Incentive Plan, as amended (as the same may be amended from time to time, the “Plan”), the Company grants to you, the Optionee identified in the table below, an option (the “Option”) to purchase from the Company all or any part of a total of the number of shares identified in the table below (the “Optioned Shares”) of the common stock, par value $0.001 per share, in the Company (the “Stock”), at the exercise price per share set out in the table below.

Optionee

Number of Shares

Exercise Price Per Share

Grant Date

Expiration Date(1)

2.                                      Character of Option.  This Option [is/is not](2) intended to be treated as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

3.                                      Expiration of Option.  This Option shall expire at 5:00 p.m. Eastern Standard Time on the Expiration Date or, if earlier, the earliest of the dates specified in whichever of the following applies:

a)                                     If the termination of your employment or other association is on account of your death or disability, the first anniversary of the date your employment ends.

b)                                     If the termination of your employment or other association is due to any other reason, three (3) months after your employment or other association ends.

_______________________

(1) For ISOs not later than the day immediately preceding the tenth anniversary of the Grant Date.  NQSOs may have a later expiration date, if the Plan allows.  But as a general matter, NQSOs will also have an expiration date of not later than the day immediately preceding the tenth anniversary of the Grant Date.

(2) Either “is” or “is not”, as the Committee has determined.

4.                                      Exercise of Option.

a)                                     You may exercise this Option as to the number of Optioned Shares which have vested (the “Vested Shares”) under this paragraph 4, in full or in part and at any time prior to the Expiration Date.  However, during any period that this Option remains outstanding after your employment or other association with the Company and its Affiliates ends, you may exercise it only to the extent of any remaining Vested Shares determined as of immediately prior to the end of your employment or other association.  The procedure for exercising this Option is described in Section 7.1(e) of the Plan.

b)                                     [Time-based vesting: That number of Optioned Shares specified in the table below shall become Vested Shares on the date set opposite such number in the table below:]

Number of Shares in Each Installment	Initial Vesting Date for Shares in Installment

c)                                      [Performance-based vesting]

d)                                     [Other vesting, e.g., Change of Control]

5.                                      Transfer of Option.  Except if and to the extent otherwise provided under the Plan, you may not transfer this Option except by will or the laws of descent and distribution, and, during your lifetime, only you may exercise this Option.

6.                                      Incorporation of Plan Terms.  This Option is granted subject to all of the applicable terms and provisions of the Plan, including but not limited to the limitations on the Company’s obligation to deliver Optioned Shares upon exercise set forth in Section 10 (Settlement of Awards).

7.                                      Tax Consequences.  The Company makes no representation or warranty as to the tax treatment to you of your receipt or exercise of this Option or upon your sale or other disposition of the Optioned Shares.  You should rely on your own tax advisors for such advice.

8.                                      Acknowledgements.  You acknowledge that you have reviewed and understand the Plan and this Agreement in their entirety, and have had an opportunity to obtain the advice of counsel prior to executing this Agreement.  You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Agreement.

9.                                      Further Assurances.  The parties agree to execute such further instruments and to take such action as may reasonably be necessary to carry out the intent of this Agreement.

[10.                      Community Property.  Without prejudice to the actual rights of the spouses as between each other, for all purposes of this Agreement, you shall be treated as agent and attorney-in-fact for that interest held or claimed by your spouse with respect to this Option and any Optioned Shares and the parties hereto shall act in all matters as if the Optionee was the sole owner of this Option and (following exercise) any such Optioned Shares.  This appointment is coupled with an interest and is irrevocable.](3)

11.                               Miscellaneous.  This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts without regard to the conflict of laws principles thereof and shall be binding upon and inure to the benefit of any successor or assign of the Company and any executor, administrator, trustee, guardian, or other legal representative of you.  Capitalized terms used but not defined herein shall have the meaning assigned under the Plan.  This Agreement may be executed in one or more counterparts all of which together shall constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one such counterpart.

[Signature page follows]

_____________________

(3) Consider for inclusion for grants to California residents (and residents of other states with community property rules).

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ARTARA THERAPEUTICS, INC.

By:
Signature of Optionee

Title:
Optionee’s Address:

ARTARA THERAPEUTICS, INC.
AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN, AS AMENDED

OPTION EXERCISE FORM

ArTara Therapeutics, Inc.

1 Little West 12th Street

New York, NY 10014

Attention:       Chief Financial Officer

Dear Sir:

In accordance with and subject to the terms and conditions of the ArTara Therapeutics, Inc. Amended and Restated 2014 Equity Incentive Plan, as amended, I hereby elect to exercise my option granted under the agreement dated                               , to purchase                                           (               ) shares of the common stock, par value $0.001 per share, in ArTara Therapeutics, Inc. (the “Company”).

Enclosed herewith is payment to the Company in the amount of                                                          Dollars ($                   ) in full payment of the option price for said shares.  [To be revised as necessary for non-cash payment of exercise price.]

Sincerely yours,

Name:

Executive/Employee Form

ArTara Therapeutics, Inc.
Restricted Stock Unit Award Grant Notice
(Amended and Restated 2014 Equity Incentive Plan)

ArTaraTherapeutics, Inc. (the “Company”), pursuant to its Amended and Restated 2014 Equity Incentive Plan (the “Plan”), hereby grants to Participant a Restricted Stock Unit Award (the “Award”) under the Plan for the number of restricted stock units (the “RSUs”) set forth below. This Award is subject to all of the terms and conditions set forth in this Restricted Stock Unit Award Grant Notice (the “Grant Notice”) and in the Restricted Stock Unit Award Agreement (the “Agreement”) and the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan or the Agreement.

Participant:
Date of Grant:
Vesting Commencement Date:
Number of RSUs Subject to Award:

Vesting Schedule: This Award will vest as follows: [____________].

Issuance Schedule: Subject to adjustment as provided under the Plan, one share of Stock will be issued for each RSU that vests at the time set forth in Section 6 of the Agreement.

Additional Terms/Acknowledgements: By accepting the Award, you acknowledge receipt of, and understand and agree to, this Grant Notice, the and the Plan. You also acknowledge receipt of the Prospectus for the Plan. You further acknowledge that as of the Date of Grant, this Grant Notice, the Agreement and the Plan set forth the entire understanding between you and the Company regarding the Award and supersedes all prior oral and written agreements on that subject, with the exception, if applicable, of (i) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law, (ii) any written employment, offer letter or severance agreement, or any written severance plan or policy specifying the terms that should govern this Award, or (iii) any separate election you enter into with the Company’s written approval which is also applicable to the Award.

ArTara Therapeutics, Inc.		Participant

By:
	Signature	Signature

Title:		Date:
Date:

ArTara Therapeutics, Inc.

Amended and Restated

2014 Equity Incentive Plan

Restricted Stock Unit Award Agreement

Pursuant to your Restricted Stock Unit Award Grant Notice (the “Grant Notice”), this Restricted Stock Unit Award Agreement (the “Agreement”) and in consideration of your services, ArTara Therapeutics, Inc. (the “Company”) has awarded you a Restricted Stock Unit Award (the “Award”) under its Amended and Restated 2014 Equity Incentive Plan (the “Plan”) for the number of restricted stock units (the “Restricted Stock Units”) set forth in the Grant Notice. This Award is granted to you effective as of the date of grant set forth in the Grant Notice (the “Date of Grant”). Capitalized terms not explicitly defined in this Agreement but defined in the Plan or the Grant Notice will have the same definitions as in the Plan or the Grant Notice. The details of your Award, in addition to those set forth in the Grant Notice and the Plan, are as follows.

1.                   Grant of the Award. This Award represents your right to be issued on a future date (as set forth in Section 6) one share of Stock for each Restricted Stock Unit subject to this Award that vests in accordance with the Grant Notice and this Agreement.

2.                   Vesting. The Award will vest, if at all, in accordance with the vesting schedule set forth in the Grant Notice, provided that vesting will cease upon the termination of your continuous service with the Company. Upon such termination of your continuous service with the Company, you will forfeit (at no cost to the Company) any Restricted Stock Units subject to this Award that have not vested as of the date of such termination and you will have no further right, title or interest in such Restricted Stock Units or this Award.

3.                   Number of Restricted Stock Units and Shares of Stock.

(a)                The number of Restricted Stock Units subject to this Award, as set forth in the Grant Notice, will be adjusted for such events described in Sections 8.1 and 8.2 of the Plan, if any.

(b)               Any additional Restricted Stock Units and any shares of Stock, cash or other property that become subject to this Award pursuant to this Section 3 will be subject, in a manner determined by the Committee, to the same forfeiture restrictions, restrictions on transferability, and time and manner of issuance as applicable to the other Restricted Stock Units subject to this Award to which they relate.

(c)                No fractional shares or rights for fractional shares of Stock will be created pursuant to this Section 3. Any fractional shares that may be created by the adjustments referred to in this Section 3 will be rounded down to the nearest whole share.

4.                   Securities Law Compliance. You will not be issued any shares of Stock in respect of this Award unless either (i) such shares are registered under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. This Award also must comply with all other applicable laws and regulations governing this Award, and you will not receive any shares of Stock in respect of this Award if the Company determines that such receipt would not be in material compliance with such laws and regulations.

1.

5.                   Transferability. Except as otherwise provided in this Section 5, this Award is not transferable, except by will or by the laws of descent and distribution, and prior to the time that shares of Stock in respect of this Award have been issued to you, you may not transfer, pledge, sell or otherwise dispose of any portion of the Restricted Stock Units or the shares of Stock in respect of this Award. For example, you may not use any shares of Stock that may be issued in respect of this Award as security for a loan, nor may you transfer, pledge, sell or otherwise dispose of such shares. This restriction on transfer will lapse upon issuance to you of the shares of Stock in respect of this Award.

6.                   Date of Issuance.

(a)                If the Award is exempt from application of Section 409A of the Code and any state law of similar effect (collectively “Section 409A”), the Company will deliver to you a number of shares of the Company’s Stock equal to the number of vested Restricted Stock Units subject to your Award, including any additional Restricted Stock Units received pursuant to Section 3 above that relate to those vested Restricted Stock Units on the applicable vesting date (the “Original Issuance Date”). However, if the Original Issuance Date falls on a date that is not a business day, such delivery date shall instead fall on the next following business day. Notwithstanding the foregoing, if (i) the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective policy or policies on trading in Company securities or (2) on a date when you are otherwise permitted to sell shares of Stock on the open market; and (ii) the Company elects, prior to the Original Issuance Date, (x) not to satisfy the Withholding Obligation (as defined in Section 10(a) hereof) by withholding shares of Stock from the shares otherwise due, on the Original Issuance Date, to you under this Award pursuant to Section 10 hereof, (y) not to permit you to then effect a “same day sale” to cover the Withholding Obligation pursuant to Section 10 hereof, and (z) not to permit you to satisfy the Withholding Obligation in cash, then such shares shall not be delivered on such Original Issuance Date and shall instead be delivered on the first business day of the next occurring open window period applicable to you or the next business day when you are not prohibited from selling shares of the Company’s Stock on the open market, as applicable (and regardless of whether there has been a termination of your continuous service with the Company before such time), but in no event later than the 15th day of the third calendar month of the calendar year following the calendar year in which the Restricted Stock Units vest. Delivery of the shares pursuant to the provisions of this Section 6(a) is intended to comply with the requirements for the short-term deferral exemption available under Treasury Regulations Section 1.409A-1(b)(4) and shall be construed and administered in such manner. The form of such delivery of the shares (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

(b)               The provisions of this Section 6(b) are intended to apply if the Award is subject to Section 409A because of the terms of a severance arrangement or other agreement between you and the Company, if any, that provide for acceleration of vesting of the Award upon your separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4) or 1.409A-1(b)(9) (“Non-Exempt Severance Arrangement”). If the Award is subject to and not exempt from application of Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions in this Section 6(b) shall supersede anything to the contrary in Section 6(a).

(i)                 If the Award vests in the ordinary course before your termination of continuous service with the Company in accordance with the vesting schedule set forth in the Grant Notice, without accelerating vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares to be issued in respect of your Award be issued any later than the later of: (A) December 31st of the calendar year that includes the applicable vesting date and (B) the 60th day that follows the applicable vesting date.

2.

(ii)              If vesting of the Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with your Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Award and, therefore, are part of the terms of the Award as of the date of grant, then the shares will be earlier issued in respect of your Award upon your Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of your Separation from Service. However, if at the time the shares would otherwise be issued you are subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months and one day following the date of your Separation from Service, or, if earlier, the date of your death that occurs within such six-month period.

(iii)            If either (A) vesting of the Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with your Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Award and, therefore, are not a part of the terms of the Award on the date of grant, or (B) vesting accelerates pursuant to Section 2(b) or Section 9 of the Plan, then such acceleration of vesting of the Award shall not accelerate the issuance date of the shares (or any substitute property), but the shares (or substitute property) shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course before your termination of continuous service with the Company, notwithstanding the vesting acceleration of the Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).

(c)                Notwithstanding anything to the contrary set forth herein, the Company explicitly reserves the right to earlier issue the shares in respect of any Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).

(d)               The provisions in this Agreement for delivery of the shares in respect of the Award are intended either to comply with the requirements of Section 409A or to provide a basis for exemption from such requirements so that the delivery of the shares will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.

7.                   Dividends. You will receive no benefit or adjustment to this Award with respect to any cash dividend, stock dividend or other distribution except as provided in the Plan with respect to adjustments pursuant to Sections 8.1 and 8.2.

8.                   Restrictive Legends. The shares of Stock issued in respect of this Award will be endorsed with appropriate legends, if any, as determined by the Company.

9.                   Award Not a Service Contract.

(a)                Your continuous service with the Company or an Affiliate is not for any specified term and may be terminated by you or by the Company or an Affiliate at any time, for any reason, with or without cause and with or without notice.  Nothing in this Agreement (including, but not limited to, the vesting of your Award pursuant to the schedule set forth in Section 2 in this Agreement or the issuance of the shares subject to your Award), the Plan or any covenant of good faith and fair dealing that may be found implicit in this Agreement or the Plan will:  (i) confer upon you any right to continue in the employ of, or affiliation with, the Company or an Affiliate; (ii) constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or affiliation; (iii) confer any right or benefit under this Agreement or the Plan unless such right or benefit has specifically accrued under the terms of this Agreement or Plan; or (iv) deprive the Company or an Affiliate of the right to terminate you at will and without regard to any future vesting opportunity that you may have.

3.

(b)               By accepting this Award, you acknowledge and agree that the right to continue vesting in the Award is earned only through continuous service with the Company (not through the act of being hired, being granted this Award or any other award or benefit) and that the Company has the right to reorganize, sell, spin-out or otherwise restructure one or more of its businesses or Affiliates at any time or from time to time, as it deems appropriate (a “reorganization”).  You further acknowledge and agree that such a reorganization could result in the termination of your continuous service with the Company, or the termination of Affiliate status of your employer and the loss of benefits available to you under this Agreement, including but not limited to, the termination of the right to continue vesting in the Award. You further acknowledge and agree that this Agreement, the Plan, the transactions contemplated hereunder and the vesting schedule set forth in this Agreement or any covenant of good faith and fair dealing that may be found implicit in any of them do not constitute an express or implied promise of continued engagement as an employee, director or consultant for the term of this Agreement, for any period, or at all, and will not interfere in any way with your right or the Company’s or an Affiliate’s right to terminate your continuous service with the Company at any time, with or without cause and with or without notice.

10.               Withholding Obligations.

(a)                On or before the time you receive a distribution of Stock pursuant to your Award, or at any time thereafter as requested by the Company, you hereby authorize any required withholding from the Stock issuable to you and/or otherwise agree to make adequate provision in cash for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate which arise in connection with your Award (the “Withholding Obligation”).

(b)               The Company may, in its sole discretion, satisfy all or any portion of the Withholding Taxes obligation relating to your Award by any of the following means or by a combination of such means:

(i)                 withholding from any compensation otherwise payable to you by the Company;

(ii)              causing you to tender a cash payment;

(iii)            permitting you to enter into a “same day sale” commitment with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby you irrevocably elect to sell a portion of the shares to be delivered in connection with your Award to satisfy the Withholding Taxes and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Withholding Taxes directly to the Company and/or its Affiliates; or

(iv)             withholding shares of Stock from the shares of Stock issued or otherwise issuable to you in connection with the Award with a Fair Market Value (measured as of the date shares of Stock are issued pursuant to Section 6) equal to the amount of the Withholding Obligation; provided, however, that the number of such shares of Stock so withheld shall not exceed the amount necessary to satisfy the Company’s or Affiliate’s tax withholding obligations as permitted while still avoiding classification of the Award as a liability for financial accounting purposes and provided, further, that to the extent necessary to qualify for an exemption from application of Section 16(b) of the Securities Exchange Act of 1934, as amended, if applicable, such share withholding procedure will be subject to the express prior approval of the Board or the Committee.

4.

(c)                Unless the Withholding Obligation of the Company and/or any Affiliate are satisfied, the Company shall have no obligation to deliver to you any Stock.

(d)               In the event the Withholding Obligation of the Company arises prior to the delivery to you of Stock or it is determined after the delivery of Stock to you that the amount of the Withholding Obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.

11.               Tax Consequences. The Company has no duty or obligation to minimize the tax consequences to you of this Award and will not be liable to you for any adverse tax consequences to you arising in connection with this Award. You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the tax consequences of this Award and by accepting this Award, you have agreed that you have done so or knowingly and voluntarily declined to do so.

12.               Unsecured Obligation. Your Award is unfunded, and as a holder of a vested Award, you will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares pursuant to this Agreement. You will not have voting or any other rights as a stockholder of the Company with respect to the shares to be issued pursuant to this Agreement until such shares are issued to you. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

13.               Other Documents. You hereby acknowledge receipt or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy permitting certain individuals to sell shares only during certain “window” periods and the Company’s insider trading policy, in effect from time to time and understand that this policy applies to shares received under this Award.

14.               Notices; Electronic Delivery. Any notices provided for in your Award or the Plan will be given in writing and will be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. Notwithstanding the foregoing, the Company may, in its sole discretion, decide to deliver any documents and transmit or require you to transmit notices related to participation in the Plan and this Award by electronic means. You hereby consent to receive such documents and notices, and to give such notices, by electronic delivery and to participate in the Plan through the on-line or electronic system established and maintained by the Company or another third party designated by the Company from time to time.

15.               Miscellaneous.

(a)                The rights and obligations of the Company under your Award will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns. Your rights and obligations under your Award may only be assigned with the prior written consent of the Company.

(b)               You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

5.

(c)                You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award, and fully understand all provisions of your Award.

(d)               This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e)                All obligations of the Company under the Plan and this Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

16.               Governing Plan Document. This Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of this Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Except as otherwise expressly provided in the Grant Notice or this Agreement, in the event of any conflict between the terms in the Grant Notice or this Agreement and the terms of the Plan, the terms of the Plan will control. In addition, this Award (and any shares issued under this Award) is subject to recoupment in accordance with the Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law.

17.               Effect on Other Employee Benefit Plans. The value of this Award will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

18.               Stockholder Rights. You will not have voting or any other rights as a stockholder of the Company with respect to the shares of Stock to be issued pursuant to this Award until such shares are issued to you. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company, any Affiliate or any other person.

19.               Severability. If any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

20.               Choice of Law. The interpretation, performance and enforcement of this Agreement will be governed by the law of the state of Delaware without regard to such state’s conflicts of laws rules.

21.               Amendment. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Notwithstanding the foregoing, this Agreement may be amended solely by the Committee by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to you, and provided that no such amendment materially adversely affects your rights hereunder may be made without your written consent. Without limiting the foregoing, the Committee reserves the right to change, by written notice to you, the provisions of this Agreement in any way it may deem necessary or advisable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change shall be applicable only to rights relating to that portion of the Award which is then subject to restrictions as provided herein.

6.

Non-Employee Director Form

ArTara Therapeutics, Inc.
Deferred Restricted Stock Unit Award Grant Notice
(Amended and Restated 2014 Equity Incentive Plan)

ArTaraTherapeutics, Inc. (the “Company”), pursuant to its Amended and Restated 2014 Equity Incentive Plan (the “Plan”), hereby grants to Participant a Deferred Restricted Stock Unit Award (the “Award”) under the Plan for the number of Restricted Stock Units (“RSUs”) set forth below. This Award is subject to all of the terms and conditions set forth in this Deferred Restricted Stock Unit Award Grant Notice (the “Grant Notice”) and in the Restricted Stock Unit Award Agreement (the “Agreement”) and the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan or the Agreement.

Participant:
Date of Grant:
Vesting Commencement Date:
Number of RSUs Subject to Award:

Vesting Schedule: This Award will vest as follows: [________]

Issuance Schedule: Except as provided in Section 6 of the Agreement, subject to adjustment as provided under the Plan, the Company will issue and deliver one share of Stock for each RSU that has vested under this Award on the earliest to occur of the following (such date, the “Settlement Date”):

•	[_______], 20[___];
•	The date of the Participant’s “separation from service” (as defined under Treasury Regulation Section 1.409A-1(h), without regard to any alternative definitions therein, a “Separation from Service”) as a director, unless the Participant is a “Specified Employee” (as defined under Treasury Regulation Section 1.409A-1(i)) as of the date of the Separation from Service, in which case issuance will occur on the earlier of (i) the date of the Participant’s death and (ii) the date that is 6 months and one day after the Separation from Service (as further described and interpreted under Section 20 of the Agreement); and
•	A 409A Change of Control (as defined below).

409A Change in

Control:	A “409A Change in Control” will mean a transaction or series of transactions that results in a Change of Control of the Company that also constitutes a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

Additional Terms/Acknowledgements: By accepting the Award, you acknowledge receipt of, and understand and agree to, this Grant Notice, the and the Plan. You also acknowledge receipt of the Prospectus for the Plan. You further acknowledge that as of the Date of Grant, this Grant Notice, the Agreement and the Plan set forth the entire understanding between you and the Company regarding the Award and supersedes all prior oral and written agreements on that subject, with the exception, if applicable, of (i) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law, (ii) any written employment, offer letter or severance agreement, or any written severance plan or policy specifying the terms that should govern this Award, or (iii) any separate election you enter into with the Company’s written approval which is also applicable to the Award:

ArTara Therapeutics, Inc.		Participant:

By:
	Signature	Signature
Title:		Date:
Date:

Attachments:	Deferred Restricted Stock Unit Agreement

ArTara Therapeutics, Inc.

Amended and Restated

2014 Equity Incentive Plan

Deferred Restricted Stock Unit Award Agreement

Pursuant to your Restricted Stock Unit Award Grant Notice (the “Grant Notice”), this Restricted Stock Unit Award Agreement (the “Agreement”) and in consideration of your services, ArTara Therapeutics, Inc. (the “Company”) has awarded you a Restricted Stock Unit Award (the “Award”) under its Amended and Restated 2014 Equity Incentive Plan (the “Plan”) for the number of restricted stock units (the “Restricted Stock Units”) set forth in the Grant Notice. This Award is granted to you effective as of the date of grant set forth in the Grant Notice (the “Date of Grant”). Capitalized terms not explicitly defined in this Agreement but defined in the Plan or the Grant Notice will have the same definitions as in the Plan or the Grant Notice. The details of your Award, in addition to those set forth in the Grant Notice and the Plan, are as follows.

1.                   Grant of the Award. This Award represents your right to be issued on a future date (as set forth in Section 6) one share of Stock for each Restricted Stock Unit subject to this Award that vests in accordance with the Grant Notice and this Agreement.

2.                   Vesting. The Award will vest, if at all, in accordance with the vesting schedule set forth in the Grant Notice, provided that vesting will cease upon the termination of your continuous service with the Company. Upon such termination of your continuous service with the Company, you will forfeit (at no cost to the Company) any Restricted Stock Units subject to this Award that have not vested as of the date of such termination and you will have no further right, title or interest in such Restricted Stock Units or this Award.

3.                   Number of Restricted Stock Units and Shares of Stock.

(a)                The number of Restricted Stock Units subject to this Award, as set forth in the Grant Notice, will be adjusted for such events described in Sections 8.1 and 8.2 of the Plan, if any.

(b)               Any additional Restricted Stock Units and any shares of Stock, cash or other property that become subject to this Award pursuant to this Section 3 will be subject, in a manner determined by the Committee, to the same forfeiture restrictions, restrictions on transferability, and time and manner of issuance as applicable to the other Restricted Stock Units subject to this Award to which they relate.

(c)                No fractional shares or rights for fractional shares of Stock will be created pursuant to this Section 3. Any fractional shares that may be created by the adjustments referred to in this Section 3 will be rounded down to the nearest whole share.

4.                   Securities Law Compliance. You will not be issued any shares of Stock in respect of this Award unless either (i) such shares are registered under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. This Award also must comply with all other applicable laws and regulations governing this Award, and you will not receive any shares of Stock in respect of this Award if the Company determines that such receipt would not be in material compliance with such laws and regulations.

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5.                   Transferability. Except as otherwise provided in this Section 5, this Award is not transferable, except by will or by the laws of descent and distribution, and prior to the time that shares of Stock in respect of this Award have been issued to you, you may not transfer, pledge, sell or otherwise dispose of any portion of the Restricted Stock Units or the shares of Stock in respect of this Award. For example, you may not use any shares of Stock that may be issued in respect of this Award as security for a loan, nor may you transfer, pledge, sell or otherwise dispose of such shares. This restriction on transfer will lapse upon issuance to you of the shares of Stock in respect of this Award.

6.                   Date of Issuance. In the event that one or more RSUs vests, the Company will issue to you one share of Common Stock for each vested RSU on the Settlement Date determined under the Grant Notice, but in all cases not later than December 31 of the calendar year in which the Settlement Date occurs.

7.                   Dividends. You will receive no benefit or adjustment to this Award with respect to any cash dividend, stock dividend or other distribution except as provided in the Plan with respect to adjustments pursuant to Sections 8.1 and 8.2.

8.                   Restrictive Legends. The shares of Stock issued in respect of this Award will be endorsed with appropriate legends, if any, as determined by the Company.

9.                   Award not a Service Contract.

(a)                Your continuous service with the Company or an Affiliate is not for any specified term and may be terminated by you or by the Company or an Affiliate at any time, for any reason, with or without cause and with or without notice.  Nothing in this Agreement (including, but not limited to, the vesting of your Award pursuant to the schedule set forth in Section 2 in this Agreement or the issuance of the shares subject to your Award), the Plan or any covenant of good faith and fair dealing that may be found implicit in this Agreement or the Plan will:  (i) confer upon you any right to continue in the employ of, or affiliation with, the Company or an Affiliate; (ii) constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or affiliation; (iii) confer any right or benefit under this Agreement or the Plan unless such right or benefit has specifically accrued under the terms of this Agreement or Plan; or (iv) deprive the Company or an Affiliate of the right to terminate you at will and without regard to any future vesting opportunity that you may have.

(b)               By accepting this Award, you acknowledge and agree that the right to continue vesting in the Award is earned only through continuous service with the Company (not through the act of being hired, being granted this Award or any other award or benefit) and that the Company has the right to reorganize, sell, spin-out or otherwise restructure one or more of its businesses or Affiliates at any time or from time to time, as it deems appropriate (a “reorganization”).  You further acknowledge and agree that such a reorganization could result in the termination of your continuous service with the Company, or the termination of Affiliate status of your employer and the loss of benefits available to you under this Agreement, including but not limited to, the termination of the right to continue vesting in the Award. You further acknowledge and agree that this Agreement, the Plan, the transactions contemplated hereunder and the vesting schedule set forth in this Agreement or any covenant of good faith and fair dealing that may be found implicit in any of them do not constitute an express or implied promise of continued engagement as an employee, director or consultant for the term of this Agreement, for any period, or at all, and will not interfere in any way with your right or the Company’s or an Affiliate’s right to terminate your continuous service with the Company at any time, with or without cause and with or without notice.

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10.               Withholding Obligations. On or before the time you receive a distribution of the cash, shares or other property subject to your Award, or at any time thereafter as reasonably requested by the Company in compliance with applicable law, you hereby authorize any required withholding from the Common Stock issuable to you and/or otherwise agree to make adequate provision in cash for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate which arise in connection with your Award (the “Withholding Taxes”). Without limiting the foregoing, the Company or an Affiliate, or their respective agents, may, in their sole discretion, satisfy all or any portion of the Withholding Taxes obligation relating to your Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company; (ii) causing you to tender a cash payment; (iii) permitting you to enter into a “same day sale” commitment with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby you irrevocably elect to sell a portion of the shares to be delivered under the Award to satisfy the Withholding Taxes and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Withholding Taxes directly to the Company and/or its Affiliates, including a commitment pursuant to a previously established Company-approved 10b5-1 plan, and/or (iv) if approved by the Committee in a manner that complies with applicable laws, withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with the Award with a Fair Market Value (measured as of the date shares of Common Stock are issued to pursuant to Section 6) equal to the amount necessary to satisfy the Company’s required tax withholding obligations using the minimum statutory withholding rates for federal, state, local and foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income. Unless the Withholding Taxes obligations of the Company and/or any Affiliate are satisfied, the Company will have no obligation to deliver to you any Common Stock.

11.               Tax Consequences. The Company has no duty or obligation to minimize the tax consequences to you of this Award and will not be liable to you for any adverse tax consequences to you arising in connection with this Award. You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the tax consequences of this Award and by accepting this Award, you have agreed that you have done so or knowingly and voluntarily declined to do so.

12.               Unsecured Obligation. Your Award is unfunded, and as a holder of a vested Award, you will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares pursuant to this Agreement. You will not have voting or any other rights as a stockholder of the Company with respect to the shares to be issued pursuant to this Agreement until such shares are issued to you. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

13.               Other Documents. You hereby acknowledge receipt or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy permitting certain individuals to sell shares only during certain “window” periods and the Company’s insider trading policy, in effect from time to time and understand that this policy applies to shares received under this Award.

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14.               Notices; Electronic Delivery. Any notices provided for in your Award or the Plan will be given in writing and will be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. Notwithstanding the foregoing, the Company may, in its sole discretion, decide to deliver any documents and transmit or require you to transmit notices related to participation in the Plan and this Award by electronic means. You hereby consent to receive such documents and notices, and to give such notices, by electronic delivery and to participate in the Plan through the on-line or electronic system established and maintained by the Company or another third party designated by the Company from time to time.

15.               Miscellaneous.

(a)                The rights and obligations of the Company under your Award will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns. Your rights and obligations under your Award may only be assigned with the prior written consent of the Company.

(b)               You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

(c)                You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award, and fully understand all provisions of your Award.

(d)               This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e)                All obligations of the Company under the Plan and this Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

16.               Governing Plan Document. This Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of this Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Except as otherwise expressly provided in the Grant Notice or this Agreement, in the event of any conflict between the terms in the Grant Notice or this Agreement and the terms of the Plan, the terms of the Plan will control. In addition, this Award (and any shares issued under this Award) is subject to recoupment in accordance with the Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law.

17.               Effect on Other Employee Benefit Plans. The value of this Award will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

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18.               Stockholder Rights. You will not have voting or any other rights as a stockholder of the Company with respect to the shares of Stock to be issued pursuant to this Award until such shares are issued to you. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company, any Affiliate or any other person.

19.               Severability. If any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

20.               Choice of Law. The interpretation, performance and enforcement of this Agreement will be governed by the law of the state of Delaware without regard to such state’s conflicts of laws rules.

21.               Amendment. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Notwithstanding the foregoing, this Agreement may be amended solely by the Committee by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to you, and provided that no such amendment materially adversely affects your rights hereunder may be made without your written consent. Without limiting the foregoing, the Committee reserves the right to change, by written notice to you, the provisions of this Agreement in any way it may deem necessary or advisable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change shall be applicable only to rights relating to that portion of the Award which is then subject to restrictions as provided herein.

22.               Compliance with Section 409A of the Code. This Award is intended to comply with U.S. Treasury Regulation Section 1.409A-3(a) and will be construed and administered in such a manner, and any ambiguous or missing terms that may otherwise be supplied from and/or defined under Code Section 409A in a manner that fulfills such intention hereby incorporated by reference. Each installment of RSUs that vests hereunder is intended to constitute a “separate payment” for purposes of Treasury Regulation Section 1.409A-2(b)(2). If you are a Specified Employee on your Separation from Service, then the issuance of any shares, cash or other property that would otherwise be made on the date of your Separation from Service (or within the first six months thereafter as a result of your Separation from Service) will not be made on the originally scheduled date(s) and will instead be issued in a lump-sum on the earlier of (i) the date that is six months and one day after the date of the Separation from Service or (ii) the date of your death, but if and only if such delay in the issuance is necessary to avoid the imposition of taxation on you in respect of the shares, cash or property under Code Section 409A.

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